Legg Mason Special Investment Trust, Inc. Investment Commentary and Quarterly Report to Shareholders June 30, 2007

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	10

ii    Investment Commentary

Legg Mason Special Investment Trust, Inc.

Total returns for the Fund for various periods ended June 30, 2007, are presented below, along with those of some comparative indices:

	Second Quarter 2007	One Year	Average Annual Total Returns
			Five Years	Ten Years	Since InceptionA
Special Investment Trust:
Primary Class	+8.14%	+25.94%	+18.57%	+13.36%	+13.83%
Class R	+8.28%	N/A	N/A	N/A	+13.04	%B
Financial Intermediary Class	+8.34%	+26.90%	N/A	N/A	+16.87%
Institutional Class	+8.43%	+27.25%	+19.81%	+14.54%	+16.73%
S&P MidCap 400 IndexC	+5.84%	+18.51%	+14.17%	+13.37%	+15.01%
Lipper Mid-Cap Core FundsD	+6.54%	+19.92%	+13.41%	+10.36%	+7.80%
Russell Midcap IndexE	+5.30%	+20.83%	+16.39%	+11.86%	+13.82%
S&P 500 Stock Composite IndexF	+6.28%	+20.59%	+10.71%	+7.13%	+12.17%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class are 1.78%, 1.47%, 1.01%, and 0.73%, respectively. The expense ratio represents the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively without shareholder approval.

Legg Mason Special Investment Trust outperformed its index and peer group during the second quarter. The Fund’s Primary Class returned 8.14%, ahead of the S&P MidCap 400 Index and the Fund’s peer group, the Lipper Mid-Cap Core Funds Average. The Fund also outpaced the larger cap S&P 500 Stock Composite Index.

As with the two previous quarters, security selection was the primary driver of Fund returns, with sector allocation having almost no impact. Given that we focus on security selection rather than sector allocation to generate returns, we are pleased with this outcome. As a reminder, we spend almost no time trying to manage the Fund’s top-

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary iii

down sector allocation. Instead, we try to maximize long-term risk-adjusted returns at the individual security level, while continually assessing how the Fund’s positions may correlate under various scenarios.

Given that much of the investment industry uses sector underweights and overweights to frame risk, we are often asked how we can manage risk without a conventional sector weighting overlay. I’ll address this question by showing how we frame risk within the financials sector, which is currently under pressure from the subprime mortgage underwriting problems.

At the end of the second quarter, the financials sector was the highest weighting in the S&P MidCap 400 Index at roughly 17%. In contrast, the Fund only had a 13% weighting, making financials one of the most underweighted sectors. This statistic provides very little information about the Fund, in my opinion, and is a poor starting point for a discussion of risk. Risk means nothing unless you can put it in proper context and attempt to price it, which a sector weighting fails to do.

To organize my thoughts, I break risk for financials into four general segments: credit risk, interest rate risk, capital markets risk, and underwriting event risk. Pricing financials’ risk is typically the result of evaluating a company’s stock price relative to its equity and the long-term return on equity under various scenarios. Given that many financial companies use large amounts of leverage to boost returns, understanding scenarios that severely impair or wipe out equity is a major part of financials sector risk assessment.

The primary goal is simply to understand the risk well enough to price it, and to invest when the long-term risk-adjusted returns are attractive. We will purchase a position in the Fund with a potential bankruptcy scenario if we believe we are being sufficiently paid to take that risk.

So how does this financials sector framework help guide my decision-making? During the roughly two and half years that I have been involved with the Fund, the financials sector environment has been mixed. On the negative side, the inversion of the Treasury yield curve has pressured spread income (interest rate risk), while the 2005 hurricane season resulted in the worst loss year ever for the global property catastrophe reinsurance industry (underwriting event risk). On the positive side, credit has been widely available at low cost due to historically low debt risk spreads and benign credit cost trends (credit risk), and global capital markets have been generally very robust (capital markets risk). As is typically the case, I think the best risk-adjusted returns have been in the negative areas, with interest rate risk underlying an investment in Investors Financial Services Corp. and underwriting event risk resulting from Hurricane Katrina underlying investments in XL Capital Ltd. and Montpelier Re Holdings Ltd. Conversely, I sold Providian Financial Corp. and AmeriCredit Corp to reduce the Fund’s exposure to credit risk.

The financials sector environment is again changing as I write this, with subprime mortgage defaults reintroducing risk to the credit markets. Credit cycles are typically

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv Investment Commentary

the result of too much credit being applied to an inflating asset (houses in this cycle), with the leverage amplifying the price move. When the asset price rolls over, tightened credit exaggerates the downward pressure on prices, squeezing marginal borrowers.

The market’s current concern is that subprime problems will spread as home prices continue to decline and credit retracts, causing contagion and a full blown credit cycle. The almost-complete loss of $1.5 billion in two Bear Stearns Asset Management (BSAM) mortgage credit hedge funds has likely stoked this contagion fear. What investors need to bear in mind, however, is that BSAM leveraged many positions 20-to-1 or more, meaning it would only take a 5% price drop to wipe out the equity held against these positions. Many people perceive that the underlying price of the BSAM funds’ mortgage positions went to zero, suggesting most subprime mortgages are valueless. This is simply not the case.

To be sure, the poor underwriting in subprime mortgages will take some time to work through and will continue to generate scary headlines. However, contagion risk in credit markets looks like a relatively low probability given the health of the U.S. job market and the capital strength of most financial institutions. In my view, it also seems likely that the Federal Reserve will choose to lower interest rates if contagion risk does start to rise materially.

Despite these offsetting positives, most credit-sensitive financial stocks are correcting sharply, with many companies now trading near or below book value. Such valuation levels typically offer good long-term opportunity, and I’m working hard to find where credit risk appears mispriced.

Turning to a review of the second quarter, Amazon.com, Inc. was the Fund’s largest contributor, as profit margins expanded more than expected. Margin expansion was a key part of our thesis, but the market clearly did not anticipate it given the stock’s 72% move. We reduced the Fund’s Amazon position into strength, as the stock seems less mispriced. However, we continue to expect robust revenue growth and continued margin expansion for Amazon, which should lead to rapid free cash flow and earnings growth. Given that the market’s earnings growth is starting to moderate, Amazon’s accelerating growth metrics, if they continue, should support its valuation. We are also watching Amazon’s emerging web services business, which could have a very positive long-term impact on its business model. As Bill Miller once told me, he believes Amazon is a scale business that will scale. This quarter was a powerful reminder of Bill’s basic Amazon thesis.

Juniper Networks Inc. was the second biggest contributor to second-quarter performance, as the stock enjoyed the benefit of new product introductions within the rapidly growing broadband networking market. A year ago Juniper’s stock was under considerable pressure as the company was losing market share due to key product gaps, primarily in routing, and lacked current financial filings because of an options investigation. However, the stock was, in our opinion, very cheap, with a high single-digit free cash flow yield and a cash-rich balance sheet. Today, Juniper has a

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary v

much stronger product position, financials are current and the company has been aggressively buying back stock. Even though the stock reflects more of Juniper’s growth prospects we remain focused on the potential long-term opportunity for Juniper as video migrates to the Internet.

During the second quarter we had lunch with the CEO of Lenovo Group Ltd., Bill Amelio. Lenovo was the third largest contributor to Fund performance. Mr. Amelio outlined a strategy that he believes will allow Lenovo to continue to grow faster than the overall PC market. Lenovo is leveraging its strong competitive position in the rapidly growing Chinese and Indian PC markets, and is participating globally through its exposure to the relatively fast-growing laptop market led by the ThinkPad franchise. Mr. Amelio should continue to apply the operating lessons he learned while head of Dell’s Asian business, with a focus on improving Lenovo’s operating profit margins and balance sheet metrics. Despite the move in the stock this quarter, we continue to think Lenovo is very attractively valued relative to its long-term growth and potential operating improvements.

On the negative side, Affymetrix, Inc. was the largest second quarter performance detractor as expectations for a company turnaround proved to be early. However, we remain optimistic about the long-term outlook for Affymetrix, as a new management team is focused on improving sales force and research and development productivity, which we think will lead to a material recovery in operating profits. Additionally, we continue to believe Affymetrix has a long-term cost advantage in the high-density genotyping market stemming from its semiconductor-like manufacturing process. This cost advantage has underpinned recent price actions that we believe are likely to improve Affymetrix’s position versus its primary competitor, Illumina, Inc. Over the long-term we think Affymetrix could emerge as a leading player in the rapidly growing molecular diagnostics market. This market has the potential to materially improve how we diagnose and treat complex diseases.

Level 3 Communications Inc. rounds out the Fund’s broadband exposure, but unlike Juniper Networks the stock was down modestly. Given the stock’s strength over the past year, a small correction is not surprising. Recently, the negative noise emanating from the credit markets investors seemed to focus some attention on Level 3’s financial leverage. In my opinion, however, Level 3 has used this period of low debt risk spreads to materially improve its capital position, and is well-situated to weather any turmoil in the credit markets. Specifically, Level 3 lengthened the maturity of its debt at much lower rates and effectively de-leveraged via cash-accretive acquisitions. Most importantly, we expect Level 3 to begin generating free cash flow over the next year. Assuming free cash flow generation builds, the company should be able to refinance debt on favorable terms over the long term.

The Fund’s two homebuilders, Meritage Homes Corp. and Standard Pacific Corp., were also modest second-quarter detractors. Given the deepening recession in the U.S.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi Investment Commentary

homebuilding market, ongoing pressure on the homebuilding stocks is not a major surprise. During housing recessions, homebuilding stocks historically trough at book value or below, and I made a mistake by investing before the stocks reached this valuation level. I also thought the homebuilders were depressed primarily because of the Federal Reserve tightening cycle and represented cheap interest rate risk. What I did not account for fully was the indirect credit risk exposure that has come to light with the subprime mortgage problems. Both Standard Pacific and Meritage now trade at discounts to tangible book value. As a long-term investor I think I am being very well-compensated for the risk in both names.

During the second quarter we added four new positions to the Fund: microprocessor manufacturer Advanced Micro Devices Inc. (AMD), consulting firm Corporate Executive Board Co., online broker E*Trade Financial Corp., and alternative energy company Energy Conversion Devices Inc.

AMD’s stock has been under considerable pressure this year as its much larger competitor, Intel Corporation, has regained the product lead in microprocessors, forcing AMD to be very aggressive on pricing to hold market share. As a result, AMD’s profit margins declined sharply and the company has suffered mounting losses. At the Fund’s purchase price, we thought the stock price reflected much of the margin reset and we were intrigued by management’s comments that AMD will outsource more of its manufacturing to foundries. This new manufacturing strategy may materially improve AMD’s long-term business model by substantially lowering its capital intensity, allowing for higher long-term margins with less volatility. I do not think this positive is fully reflected in the stock, despite the attractive returns other semiconductor companies have enjoyed from going down the “fab-light” path.

Corporate Executive Board is one of the most attractive business models I have come across. The business generates high returns on capital, generates ample free cash flow, and we believe should sustain a strong competitive position given its ability to deliver high-quality consulting in a subscription model that is lower cost than traditional consulting services. Corporate Executive Board, however, missed growth expectations due to a sales force issue, which hurt the stock price. At the Fund’s entry point, I think the valuation more than reflected the slowdown in growth, and provided an opportunity to buy great long-term quality when other investors didn’t want it.

I have probably met with E*Trade Financial every six months since I have been at Legg Mason Capital Management, and I should have invested after every one of those meetings. Essentially, E*Trade’s reasonable valuation does not reflect its ability to create value as industry economics improve from continued online brokerage consolidation, and as E*Trade scales globally in an increasingly wealthy and online world. When the stock was temporarily pressured from what we viewed as misplaced concerns about mortgage exposure, I finally acted.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

7

Investment Commentary vii

The investment in Energy Conversion Devices (ENER) reflects the Fund’s rising exposure to the alternative energy sector. Specifically, I believe the market is undervaluing ENER’s thin film solar technology. I believe thin film should enjoy very rapid growth within the solar industry because, unlike traditional solar cells, it is not constrained by the current shortage of silicon. The market is skeptical that ENER can successfully ramp its planned 300 megawatts of capacity reflecting the company’s terrible history of commercializing its technology. However, I think the company’s relatively new Chief Operating Officer, James Metzger, should be able to execute on the capacity expansion. If so, shareholders get ENER’s cash-rich balance sheet and equity stakes in two other promising technologies, hybrid batteries for cars and an emerging semiconductor memory architecture, for free.

As I look forward, with roughly 40% of adjustable rate mortgages set to reprice at a higher rate during the next 18 months, I expect the current storm in the credit markets from subprime fallout to continue. I don’t think the risk of contagion is high. But I do think U.S. economic growth will remain relatively subdued, although positive, versus the rest of the world partly due to the housing recession.

At the same time, incremental profitability for U.S. companies is abating in the aggregate, putting modest pressure on earnings growth. I think we have positioned the Fund well for this type of environment given our emphasis on margin-driven free cash flow and earnings growth. In addition, although only two of the Fund’s positions are domiciled outside the U.S., roughly 30% of the Fund’s revenue exposure comes from outside the U.S., giving us more of a relative growth advantage. Thus, I remain encouraged by our prospects versus U.S. mid-cap indexes, and remain focused on seeking to maximize the Fund’s long-term risk-adjusted returns.

At this year’s annual meeting of Berkshire Hathaway, Charlie Munger attributed much of the company’s long-term success to Warren Buffett being a “learning machine” throughout his life. The importance of constant learning was also emphasized as a key part of the recent success of the Boston Red Sox as Bill James, the famous baseball statistician, and Chief Investment Strategist Michael Mauboussin equivalent for the Red Sox, summed up in The Wall Street Journal: “In reality, knowledge is a very dynamic universe and what is most valuable is not the body of knowledge, but the leading edge of it.” Similarly, at Legg Mason Capital Management we are constantly pushing ourselves to be on the “leading edge” of thinking the right way about long-term investing within an incredibly dynamic world. This passion for learning is what gives me confidence in our ability to deliver long-term results for you, our shareholders.

Thanks for your continued support and interest.

Samuel M Peters, CFA

July 25, 2007

DJIA: 13,785.79

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii Investment Commentary

Investment Risks: Smaller companies may involve higher risk than a fund that invests in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High yield bonds involve greater credit and liquidity risk than investment grade bonds.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The Fund’s Primary Class inception date is December 30, 1985. The Class R inception date is December 28, 2006. The Financial Intermediary Class inception date is July 30, 2004. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	Performance for periods less than one year are not annualized.

C	A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

D

Average of the 354 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

E

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

F	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

N/A	– Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

9

Quarterly Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s quarterly report for the period ended June 30, 2007.

The following table summarizes key statistics for the Fund and some comparative indices as of June 30, 2007:

Total Returns
	3 Months	12 Months
Special Investment Trust:
Primary Class	+8.14%	+25.94%
Class R	+8.28%	N/A
Financial Intermediary Class	+8.34%	+26.90%
Institutional Class	+8.43%	+27.25%
S&P MidCap 400 IndexA	+5.84%	+18.51%
Lipper Mid-Cap Core FundsB	+6.54%	+19.92%
Russell Midcap IndexC	+5.30%	+20.83%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this Report. For more information about the Fund share classes included in the report, please contact your financial advisor.

A

A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

Average of the 354 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

C

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

N/A – Not applicable.

Quarterly Report to Shareholders

Since June 30, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

The Board of Directors recently approved a long-term capital gain distribution of $1.94288 per share to shareholders of Special Investment Trust, payable on June 22, 2007 to shareholders of record on June 20, 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

July 25, 2007

Quarterly Report to Shareholders

Performance Information

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in Class R, Financial Intermediary Class and the Institutional Class for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+25.94%	+25.94%
Five Years	+134.33%	+18.57%
Ten Years	+250.49%	+13.36%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Class R

Periods Ended June 30, 2007

Cumulative Total Return
Life of Class*	+13.04%

*	Inception date: December 28, 2006

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+26.90%	+26.90%
Life of Class*	+57.58%	+16.87%

*	Inception date: July 30, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning July 31, 2004.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+27.25%	+27.25%
Five Years	+146.89%	+19.81%
Ten Years	+288.79%	+14.54%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of June 30, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2007)

Security	% of Net Assets
United States Steel Corp.	6.1%
Level 3 Communications Inc.	4.9%
Sprint Nextel Corp.	4.5%
Amazon.com Inc.	4.3%
Medicis Pharmaceutical Corp.	3.6%
Jabil Circuit Inc.	3.0%
Juniper Networks Inc.	2.9%
Accenture Ltd.	2.7%
Analog Devices Inc.	2.7%
Expedia Inc.	2.7%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders

Selected Portfolio PerformanceD

Strongest performers for the quarter ended June 30, 2007E

1. Amazon.com Inc.	+71.9%
2. Lenovo Group Ltd.	+60.5%
3. SunPower Corp.	+38.6%
4. Juniper Networks Inc.	+27.9%
5. Expedia Inc.	+26.4%
6. Quanta Services Inc.	+21.6%
7. XL Capital Ltd.	+21.1%
8. UAP Holding Corp.	+17.5%
9. National Semiconductor Corp.	+17.3%
10. Nalco Holding Co.	+15.0%

Weakest performers for the quarter ended June 30, 2007E

1. Cell Genesys Inc.	–20.2%
2. Affymetrix Inc.	–17.2%
3. Meritage Homes Corp.	–16.7%
4. Standard Pacific Corp.	–15.9%
5. The St. Joe Co.	–11.1%
6. Urban Outfitters Inc.	–9.4%
7. XM Satellite Radio Holdings Inc.	–8.9%
8. The Bear Stearns Cos. Inc.	–6.7%
9. CNET Networks Inc.	–6.0%
10. Sears Holdings Corp.	–5.9%

Securities added during the quarter	Securities sold during the quarter
Advanced Micro Devices Inc.	Activision Inc.
Corporate Executive Board Co.	Advanced Medical Optics Inc.
Energy Conversion Devices Inc.	Apollo Group Inc.
E*TRADE Financial Corp.	Career Education Corp.
Clearwire Corp.
CV Therapeutics Inc.
Fortress Investment Group LLC

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

June 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.1%

Consumer Discretionary — 16.4%
Hotels, Restaurants and Leisure — 1.5%
International Speedway Corp.	1,100	$57,981

Household Durables — 2.9%
Meritage Homes Corp.	1,900	50,825	A,B
Standard Pacific Corp.	3,500	61,355	A

		112,180

Internet and Catalog Retail — 7.0%
Amazon.com Inc.	2,500	171,025	B
Expedia Inc.	3,581	104,899	B

		275,924

Media — 1.1%
XM Satellite Radio Holdings Inc.	3,700	43,549	B

Multiline Retail — 2.3%
Sears Holdings Corp.	535	90,694	B

Specialty Retail — 1.6%
Urban Outfitters Inc.	2,700	64,881	B

Financials — 13.2%
Capital Markets — 3.2%
E*TRADE Financial Corp.	2,300	50,807	B
Investors Financial Services Corp.	448	27,650
The Bear Stearns Cos. Inc.	350	49,000

		127,457

	Shares/Par	Value
Financials — Continued
Insurance — 9.0%
Ambac Financial Group Inc.	1,200	$104,628
Montpelier Re Holdings Ltd.	4,900	90,846
Security Capital Assurance Ltd.	1,850	57,109
XL Capital Ltd.	1,200	101,148

		353,731

Real Estate Management and Development — 1.0%
The St. Joe Co.	800	37,072

Health Care — 11.6%
Biotechnology — 3.2%
Alkermes Inc.	3,500	51,100	B
Cell Genesys Inc.	4,500	15,075	A,B
Medarex Inc.	4,300	61,447	B

		127,622

Health Care Providers and Services — 2.6%
WellPoint Inc.	1,300	103,779	B

Life Sciences Tools and Services — 2.1%
Affymetrix Inc.	3,300	82,137	B

Pharmaceuticals — 3.7%
Medicis Pharmaceutical Corp.	4,700	143,538	A

Industrials — 8.3%
Commercial Services and Supplies — 2.0%
Corporate Executive Board Co.	1,200	77,892

Construction and Engineering — 1.2%
Quanta Services Inc.	1,500	46,005	B

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Industrials — Continued
Electrical Equipment — 3.1%
Energy Conversion Devices Inc.	1,900	$58,558	B
SunPower Corp.	1,000	63,050	B

		121,608

Trading Companies and Distributors — 2.0%
UAP Holding Corp.	2,700	81,378	A

Information Technology — 27.2%
Communications Equipment — 2.9%
Juniper Networks Inc.	4,600	115,782	B

Computers and Peripherals — 1.7%
Lenovo Group Ltd.	113,367	66,702

Electronic Equipment and Instruments — 3.0%
Jabil Circuit Inc.	5,300	116,971

Internet Software and Services — 2.4%
CNET Networks Inc.	11,650	95,414	A,B

IT Services — 4.9%
Accenture Ltd.	2,500	107,225
DST Systems Inc.	1,100	87,131	B

		194,356

Semiconductors and Semiconductor Equipment — 5.8%
Advanced Micro Devices Inc.	3,000	42,900	B
Analog Devices Inc.	2,800	105,392
National Semiconductor Corp.	2,800	79,156

		227,448

	Shares/Par	Value
Information Technology — Continued
Software — 6.5%
Amdocs Ltd.	1,600	$63,712	B
Red Hat Inc.	4,300	95,804	B
Take-Two Interactive Software Inc.	4,800	95,856	A,B

		255,372

Materials — 9.4%
Chemicals — 3.3%
Agrium Inc.	1,000	43,750
Nalco Holding Co.	3,200	87,840

		131,590

Metals and Mining — 6.1%
United States Steel Corp.	2,200	239,250

Telecommunication Services — 12.0%
Diversified Telecommunication Services — 4.9%
Level 3 Communications Inc.	33,000	193,050	B

Wireless Telecommunication Services — 7.1%
NII Holdings Inc.	1,275	102,943	B
Sprint Nextel Corp.	8,606	178,236

		281,179

Utilities — 1.0%
Electric Utilities — 1.0%
Evergreen Solar Inc.	4,350	40,455	B

Total Common Stocks and Equity Interests (Cost — $2,737,332)		3,904,997

Repurchase Agreements — 1.2%

Bank of America
5.22%, dated 6/29/07, to be repurchased at $22,675 on 7/2/07 (Collateral: $23,520 Fannie Mae Discount note, 0%, due 10/26/07, value $23,150)	$22,666	22,666

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Goldman Sachs & Co.
5.23%, dated 6/29/07, to be repurchased at $22,675 on 7/2/07 (Collateral: $25,401 Fannie Mae mortgage-backed securities, 4.50%, due 8/1/35, value $23,180)	$22,665	$22,665

Total Repurchase Agreements (Cost — $45,331)		45,331

Total Investments — 100.3% (Cost — $2,782,663)C		3,950,328
Other Assets Less Liabilities — (0.3)%		(10,363)

Net Assets — 100.0%		$3,939,965

Net Asset Value Per Share:

Primary Class		$42.22

Class R		$52.08

Financial Intermediary Class		$52.13

Institutional Class		$52.68

A

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2007, the total market value of Affiliated Companies was $543,441 and the cost was $561,540.

B	Non-income producing.
C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$1,303,036
Gross unrealized depreciation	$(135,371)

Net unrealized appreciation/ (depreciation)	$1,167,665

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Specialty Funds Opportunity Trust

Global Funds Emerging Markets Trust Global Income Trust International Equity Trust

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Taxable Bond Funds Core Bond Fund Investment Grade Income Portfolio Limited Duration Bond Portfolio
Tax-Free Bond Funds Maryland Tax-Free Income Trust

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmasonfunds.com Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-285 (08/07)/Q TN07-763